(Goodwill And Identifiable Intangible Assets) (Notes)	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill And Identifiable Intangible Assets
GOODWILL AND IDENTIFIABLE INTANGIBLE ASSETS

Goodwill

The carrying value of goodwill totaled $1.907 billion at both December 31, 2017 and 2016. The goodwill arose in connection with our application of fresh start reporting at Emergence and was allocated entirely to the Retail Electricity reporting unit (see Note 1). Of the goodwill recorded at Emergence, $1.686 billion is deductible for tax purposes over 15 years on a straight-line basis.

Goodwill and intangible assets with indefinite useful lives are required to be evaluated for impairment at least annually or whenever events or changes in circumstances indicate an impairment may exist. As of the Effective Date, we have selected October 1 as our annual goodwill test date. On the most recent goodwill testing date, we applied qualitative factors and determined that it was more likely than not that the fair value of the Retail Electricity reporting unit exceeded its carrying value at October 1, 2017. Significant qualitative factors evaluated included reporting unit financial performance and market multiples, cost factors, customer attrition, interest rates and changes in reporting unit book value.

Predecessor Goodwill Impairments

During the fourth quarter of 2015, our Predecessor performed a goodwill impairment analysis as of its annual testing date of December 1. Further, during the fourth quarter of 2015, there were significant declines in the market values of several similarly situated peer companies with publicly traded equity, which indicated our Predecessor's overall enterprise value should be reassessed. Our Predecessor's testing resulted in an impairment of goodwill of $800 million at December 1, 2015.

During the first nine months of 2015, our Predecessor experienced impairment indicators related to decreases in forward wholesale electricity prices when compared to those prices reflected in its December 1, 2014 goodwill impairment testing analysis. As a result, the likelihood of goodwill impairments had increased, and our Predecessor initiated further testing of goodwill. Our Predecessor's testing of goodwill for impairment during the first nine months of 2015 resulted in impairment charges totaling $1.4 billion.

Identifiable Intangible Assets

Identifiable intangible assets are comprised of the following:

	December 31, 2017			December 31, 2016
Identifiable Intangible Asset	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Retail customer relationship	$1,648	$572	$1,076	$1,648	$152	$1,496
Software and other technology-related assets	183	47	136	147	9	138
Electricity supply contract (a)	—	—	—	190	2	188
Retail and wholesale contracts	154	87	67	164	38	126
Other identifiable intangible assets (b)	33	11	22	30	2	28
Total identifiable intangible assets subject to amortization	$2,018	$717	1,301	$2,179	$203	1,976
Retail trade names (not subject to amortization)			1,225			1,225
Mineral interests (not currently subject to amortization)			4			4
Total identifiable intangible assets			$2,530			$3,205

____________

(a)	Contract terminated in October 2017. See Note 4.

(b)	Includes mining development costs and environmental allowances and credits.

Amortization expense related to finite-lived identifiable intangible assets (including the classification in the statements of consolidated income (loss)) consisted of:

			Successor		Predecessor
Identifiable Intangible Asset	Statements of Consolidated Income (Loss) Line	Remaining useful lives at December 31, 2017 (weighted average in years)	Year Ended December 31, 2017	Period from October 3, 2016 through December 31, 2016	Period from January 1, 2016 through October 2, 2016	Year Ended December 31, 2015
Retail customer relationship	Depreciation and amortization	4	$420	$152	$9	$17
Software and other technology-related assets	Depreciation and amortization	3	38	9	44	60
Electricity supply contract	Operating revenues	0	6	2	—	—
Retail and wholesale contracts	Operating revenues/fuel, purchased power costs and delivery fees	3	59	38	—	—
Other identifiable intangible assets	Operating revenues/fuel, purchased power costs and delivery fees/depreciation and amortization	4	9	2	6	30
Total amortization expense (a)			$532	$203	$59	$107

____________

(a)
Amounts recorded in depreciation and amortization totaled $463 million, $162 million, $58 million and $85 million for the Successor period for the year ended December 31, 2017 and the period from October 3, 2016 through December 31, 2016 and the Predecessor period from January 1, 2016 through October 2, 2016 and the year ended December 31, 2015, respectively.

Following is a description of the separately identifiable intangible assets. In connection with fresh start reporting (see Note 6), the intangible assets were adjusted based on their estimated fair value as of the Effective Date, based on observable prices or estimates of fair value using valuation models.

•
Retail customer relationship – Retail customer relationship intangible asset represents the fair value of our non-contracted retail customer base, including residential and business customers, and is being amortized using an accelerated method based on historical customer attrition rates and reflecting the expected pattern in which economic benefits are realized over their estimated useful life.

•
Retail trade names – Our retail trade name intangible asset represents the fair value of the TXU EnergyTM and 4Change EnergyTM trade names, and was determined to be an indefinite-lived asset not subject to amortization. This intangible asset is evaluated for impairment at least annually in accordance with accounting guidance related to goodwill and other indefinite-lived intangible assets. Significant assumptions included within the development of the fair value estimate include TXU Energy's and 4Change Energy's estimated gross margins for future periods and implied royalty rates. On the most recent testing date, we determined that it was more likely than not that the fair value of our retail trade name intangible asset exceeded its carrying value at October 1, 2017.

•
Electricity supply contract – The electricity supply contract represents a long-term fixed-price supply contract for the sale of electricity from one of our generation facilities that was measured at fair value at Emergence. The value of this contract under our Predecessor was recorded as an unfavorable liability due to prevailing market prices of electricity when the contract was established in 2007. Significant assumptions included in the fair value measurement for this contract include long-term wholesale electricity price forecasts and operating cost forecasts for the respective generation facility. This contract was terminated in October 2017. See Note 4.

•
Retail and wholesale contracts – These intangible assets represent the favorable value of various retail and wholesale contracts (both purchase and sale contracts) that were measured at fair value by utilizing prevailing market prices for commodities or services compared to the fixed prices contained in these agreements. The value of these contracts is being amortized using a method that is based on the monthly value of each contract measured at Emergence.

Estimated Amortization of Identifiable Intangible Assets

As of December 31, 2017, the estimated aggregate amortization expense of identifiable intangible assets for each of the next five fiscal years is as shown below.

Year	Estimated Amortization Expense
2018	$367
2019	$268
2020	$191
2021	$142
2022	$4

Predecessor Intangible Impairments

The impairments of generation facilities in 2015 (see Note 4) resulted in the impairment of the SO2 allowances under the Clean Air Act's acid rain cap-and-trade program that are associated with those facilities to the extent they are not projected to be used at other sites. The fair market values of the SO2 allowances were estimated to be de minimis based on Level 3 fair value estimates (see Note 15). Our Predecessor also impaired certain of its SO2 allowances under the Cross-State Air Pollution Rule (CSAPR) related to the impaired generation facilities. Accordingly, in the year ended December 31, 2015, our Predecessor recorded noncash impairment charges of $55 million (before deferred income tax benefit) in other deductions (see Note 21) related to its existing environmental allowances and credits intangible asset. SO2 emission allowances granted under the acid rain cap-and-trade program were recorded as intangible assets at fair value in connection with purchase accounting in 2007. Additionally, the impairments of generation and related mining facilities in 2015 resulted in recording noncash impairment charges of $19 million (before deferred income tax benefit) in other deductions (see Note 21) related to mine development costs (included in other identifiable intangible assets in the table above) at the facilities.

During 2015, our Predecessor determined that certain intangible assets related to favorable power purchase contracts should be evaluated for impairment. That conclusion was based on declines in wholesale electricity prices in ERCOT experienced during 2015. The fair value measurement was based on a discounted cash flow analysis of the contracts that compared the contractual price and terms of the contract to forecasted wholesale electricity and renewable energy credit (REC) prices in ERCOT. As a result of the analysis, our Predecessor recorded a noncash impairment charge of $8 million (before deferred income tax benefit) in other deductions (see Note 21).